SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 17, 2009

Cherry Tankers, Inc.
(Exact Name of Company as Specified in its Charter)

Delaware	333-148346	98-0531496
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

78 Sokolov Street, Herzeliya, Israel
Address of principal executive offices

Company’s telephone number: 011-972-9-958-3777

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective May 17, 2009, we have terminated our license agreement, dated November 27, 2007, with our wholly-owned subsidiary, Cherry Tankers Ltd.

Effective May 17, 2009, our wholly-owned subsidiary, Cherry Tankers Ltd., terminated its license agreement dated January 11, 2009 with Elya Orthopedics Ltd., a company controlled by one of our directors.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.5	Termination Agreement dated May 17, 2009 between Cherry Tankers Ltd. and Cherry Tankers Inc.

Exhibit 10.6	Termination Agreement dated May 17, 2009 between Cherry Tankers Ltd. and Elya Orthopedics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2009

Cherry Tankers, Inc.

By:	/s/ Dr. Reuven Gepstein
Name: Dr. Reuven Gepstein
Title: Chief Executive Officer